UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 2, 2012

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     Amendments to Articles of Incorporation or Bye-laws.

On April 2, 2012, Arch Capital Group Ltd. (the “Company”) consummated its previously disclosed public offering of 13,000,000 of its 6.75% Non-Cumulative Preferred Shares, Series C, $0.01 par value per share, with a liquidation preference of $25.00 per share (the “Series C Non-Cumulative Preferred Shares”).  In connection with such transaction, the Company adopted a Certificate of Designation (the “Certificate of Designation”) with respect to the Series C Non-Cumulative Preferred Shares, which Certificate of Designation was appended to the bye-laws of the Company in accordance with Bermuda law.

For a description of the Certificate of Designation governing the Series C Non-Cumulative Preferred Shares, reference is made to the information set forth under the heading “Description of the Series C Non-Cumulative Preferred Shares” in the Company’s Prospectus Supplement, dated March 26, 2012, to the Prospectus, dated March 23, 2012, which constitutes a part of the Company’s Registration Statement on Form S-3 (File No. 333-180329), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

A legal opinion relating to the validity of the Series C Non-Cumulative Preferred Shares is attached hereto as Exhibit 5.1.

ITEM 8.01   Other Events.

On April 2, 2012, the Company announced that on May 2, 2012 it will redeem all of its 8.00% Series A Non-Cumulative Preferred Shares, par value $0.01 per share and liquidation preference $25.00 per share (the “Series A Non-Cumulative Preferred Shares”), representing $200,000,000 in aggregate liquidation preference of Series A Non-Cumulative Preferred Shares, at a redemption price equal to $25.00 per Series A Non-Cumulative Preferred Shares Preferred Share, without accumulation of any undeclared dividends, and all of its 7.875% Series B Non-Cumulative Preferred Shares, par value $0.01 per share and liquidation preference $25.00 per share (the “Series B Non-Cumulative Preferred Shares”), representing $125,000,000 in aggregate liquidation preference of Series B Non-Cumulative Preferred Shares, at a redemption price equal to $25.00 per Series B Non-Cumulative Preferred Shares Preferred Share, without accumulation of any undeclared dividends.  Declared and unpaid dividends will be paid to holders of record on May 1, 2012 of the Series A Non-Cumulative Preferred Shares and the Series B Non-Cumulative Preferred Shares, respectively.

A copy of the press release announcing the redemption is attached hereto as Exhibit 99.1

ITEM 9.01     Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

3.1	Certificate of Designation of 6.75% Series C Non-Cumulative Preferred Shares
4.1	Form of stock certificate evidencing 6.75% Series C Non-Cumulative Preferred Share.
5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1)
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: April 2, 2012	By:	/s/ John C.R. Hele
		Name:	John C.R. Hele
		Title:	Executive Vice President, Chief Financial Officer, Chief Risk Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1	Certificate of Designation of 6.75% Series C Non-Cumulative Preferred Shares.
4.1	Form of stock certificate evidencing 6.75% Series C Non-Cumulative Preferred.
5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1)
99.1	Press Release